2nd QUARTER 2019 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Overview Quarter Ended June 30, 2019 Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of June 30, 2019, ROIC owned 89 shopping centers encompassing approximately 10.2 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. - 2 -

Supplemental Disclosure Table of Contents Quarter Ended June 30, 2019 Financial Data Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Portfolio Data Property Acquisitions and Dispositions ………………………….………………………...……………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................ 17 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 18 Leased vs. Billed Summary ………………………………………………………..…............................................................. 19 Investor Information …………………………………………………………..…………………………………………………… 20 - 3 -

Supplemental Disclosure Balance Sheets Quarter Ended June 30, 2019 (unaudited, dollars in thousands, except par values and share amounts) 06/30/19 12/31/18 ASSETS: Real Estate Investments: Land $ 887,080 $ 894,240 Building and improvements 2,257,777 2,266,232 3,144,857 3,160,472 Less: accumulated depreciation 359,090 329,207 2,785,767 2,831,265 Mortgage note receivable 13,250 - Real Estate Investments, net 2,799,017 2,831,265 Cash and cash equivalents 7,488 6,076 Restricted cash 1,554 1,373 Tenant and other receivables, net 44,304 46,832 Acquired lease intangible assets, net 66,285 72,109 Prepaid expenses 1,479 4,194 Deferred charges, net 30,323 33,857 Other assets 18,519 7,365 TOTAL ASSETS $ 2,968,969 $ 3,003,071 LIABILITIES: Term loan $ 299,201 $ 299,076 Credit facility 149,120 153,689 Senior Notes 942,145 941,449 Mortgage notes payable 88,019 88,511 Acquired lease intangible liabilities, net 154,059 166,146 Accounts payable and accrued expenses 15,287 15,488 Tenants' security deposits 7,118 7,065 Other liabilities 39,426 23,219 TOTAL LIABILITIES 1,694,375 1,694,643 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 11 11 Additional paid-in capital 1,443,165 1,441,080 Dividends in excess of earnings (280,488) (256,438) Accumulated other comprehensive income (4,327) 3,561 Total Retail Opportunity Investments Corp. stockholders' equity 1,158,361 1,188,214 Non-controlling interests 116,233 120,214 TOTAL EQUITY 1,274,594 1,308,428 TOTAL LIABILITIES AND EQUITY $ 2,968,969 $ 3,003,071 The Company's Form 10-Q for the quarter ended June 30, 2019, and Form 10-K for the year ended December 31, 2018 should be read in conjunction with the above information. - 4 -

Income Statements

Supplemental Disclosure
Quarter Ended June 30, 2019

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/19	06/30/18	06/30/19	06/30/18
REVENUES:				
Rental revenue [1]	$ 71,821	$ 71,521	$ 147,188	$ 143,059
Other income	1,109	820	1,795	3,677
TOTAL REVENUES	72,930	72,341	148,983	146,736
OPERATING EXPENSES:				
Property operating	10,710	11,017	21,771	21,495
Property taxes	7,832	7,914	16,070	15,733
Depreciation and amortization	24,443	25,331	49,204	50,548
General and administrative expenses	4,950	3,990	9,226	7,521
Other expense	1,224	274	1,317	343
TOTAL OPERATING EXPENSES	49,159	48,526	97,588	95,640
Gain on sale of real estate	180	-	2,818	-
OPERATING INCOME	23,951	23,815	54,213	51,096
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(15,605)	(15,713)	(31,284)	(31,170)
NET INCOME	8,346	8,102	22,929	19,926
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(761)	(763)	(2,094)	(1,885)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 7,585	$ 7,339	$ 20,835	$ 18,041
NET INCOME PER COMMON SHARE - BASIC	$ 0.07	$ 0.06	$ 0.18	$ 0.16
NET INCOME PER COMMON SHARE - DILUTED	$ 0.07	$ 0.06	$ 0.18	$ 0.16
Weighted average common shares outstanding - basic	113,681	112,165	113,681	112,164
Weighted average common shares outstanding - diluted	125,458	124,205	125,458	124,178

[1] ***RENTAL REVENUE***				
Base rents	$ 51,548	$ 50,497	$ 102,826	$ 100,328
Recoveries from tenants	16,674	16,471	33,972	32,632
Straight-line rent	546	1,410	1,726	2,881
Amortization of above- and below-market rent	3,460	3,143	9,938	7,218
Bad debt	(407)	-	(1,274)	-
TOTAL RENTAL REVENUE	$ 71,821	$ 71,521	$ 147,188	$ 143,059

The Company's Form 10-Q for the quarters ended June 30, 2019 and June 30, 2018 should be read in conjunction with the above information.
In connection with the adoption of the lease accounting standard ASU No. 2016-2, effective January 1, 2019, previously capitalized internal leasing costs are now expensed and included in General and administrative expenses. These costs amounted to $277,000 and $611,000 for the three and six months ended June 30, 2018, respectively. In addition, bad debt is now classified as an offset to revenue instead of being included in Property operating expenses.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Funds From Operations

Supplemental Disclosure
Quarter Ended June 30, 2019

(unaudited, in thousands, except per share amounts)

	Three Months Ended 06/30/19	Three Months Ended 06/30/18	Six Months Ended 06/30/19	Six Months Ended 06/30/18
Funds from Operations (FFO) [(1)] ***:***				
Net income attributable to ROIC common stockholders	$ 7,585	$ 7,339	$ 20,835	$ 18,041
Plus:				
Depreciation and amortization expense	24,443	25,331	49,204	50,548
Less:				
Gain on sale of real estate	(180)	-	(2,818)	-
FUNDS FROM OPERATIONS - BASIC	31,848	32,670	67,221	68,589
Net income attributable to non-controlling interests	761	763	2,094	1,885
FUNDS FROM OPERATIONS - DILUTED	$ 32,609	$ 33,433	$ 69,315	$ 70,474
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.28	$ 0.29	$ 0.59	$ 0.61
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.26	$ 0.27	$ 0.55	$ 0.57
Weighted average common shares outstanding - basic	113,681	112,165	113,681	112,164
Weighted average common shares outstanding - diluted	125,458	124,205	125,458	124,178
Common dividends per share	$ 0.1970	$ 0.1950	$ 0.3940	$ 0.3900
FFO Payout Ratio	75.8%	72.2%	71.6%	68.4%
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (546)	$ (1,410)	$ (1,726)	$ (2,881)
Above/below market rent amortization, net	(3,460)	(3,143)	(9,938)	(7,218)
Non-cash interest expense	76	535	377	1,070
Deferred financing costs and mortgage premiums, net	518	477	1,033	926
Stock based compensation	2,239	1,991	3,890	3,419
Capital Expenditures				
Tenant improvements	$ 5,671	$ 4,431	$ 10,697	$ 7,538
Leasing commissions	183	255	501	1,008
Building improvements	499	629	332	990
Reimbursable property improvements	443	1,143	1,205	1,335
Pad and other development	729	1,411	2,322	2,428
Value enhancing tenant improvements	1,228	4,261	3,485	6,639

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Summary of Debt Outstanding

Supplemental Disclosure
Quarter Ended June 30, 2019

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Casitas Plaza Shopping Center	$	7,081	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace		17,854	4.96%	3.80%	07/01/22	1.2%
Fullerton Crossroads		26,000	4.73%	3.82%	04/06/24	1.7%
Diamond Hills Plaza		35,500	3.55%	3.61%	10/01/25	2.4%
Net unamortized premiums/deferred financing charges		1,584				
Total Mortgage Debt		88,019	4.34%	3.76%	4.9 Years (WA)	5.8%
Unsecured Senior Notes:						
Senior Notes Due 2023		250,000	5.00%	5.21%	12/15/23	16.8%
Senior Notes Due 2024		250,000	4.00%	4.21%	12/15/24	16.8%
Senior Notes Due 2026		200,000	3.95%	3.95%	09/22/26	13.5%
Senior Notes Due 2027		250,000	4.19%	4.19%	12/15/27	16.8%
Net unamortized discounts/deferred financing charges		(7,855)				
Total Unsecured Senior Notes		942,145	4.30%	4.41%	6.4 Years (WA)	63.9%
Term Loan:						
Interest rate swaps		100,000	3.69%	3.69%	8/31/2022	6.7%
Interest rate swaps		200,000	2.84%	2.84%	8/31/2022	13.4%
Total Term Loan		300,000	3.12%	3.12%	3.2 Years (WA)	20.1%
Total Fixed Rate Debt		**1,330,164**	**4.04%**	**4.08%**	**5.5 Years (WA)**	**89.8%**
Variable Rate Debt						
Credit Facility		151,000	3.41%	3.41%	09/08/21 (1)	10.2%
Net unamortized deferred financing charges		(1,880)				
Credit Facility, net		149,120				
Term Loan		300,000			09/08/22	
Net unamortized deferred financing charges		(799)				
Term Loan, net		299,201				
Interest rate swaps - Term loan		(300,000)				
Total Variable Rate Debt		**148,321**	**3.41%**	**3.41%**	**2.2 Years (WA)**	**10.2%**
TOTAL DEBT	**$**	**1,478,485**	**3.98%**	**4.01%**	**5.2 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages		(1,834)				
Net unamortized discounts on notes		4,213				
Net unamortized deferred financing charges		6,571				
Total Principal Debt	**$**	**1,487,435**				

(1) Does not include extension options available to ROIC.

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Supplemental Disclosure Summary of Debt Outstanding, continued Quarter Ended June 30, 2019 (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2019 $ 278 $ - $ - $ - $ - $ 278 0.0% 2020 577 - - - - 577 0.0% (1) 2021 717 - 151,000 - - 151,717 10.2% 2022 1,003 23,129 - 300,000 - 324,132 21.8% 2023 686 - - - 250,000 250,686 16.9% 2024 708 26,000 - - 250,000 276,708 18.7% 2025 550 32,787 - - - 33,337 2.2% 2026 - - - - 200,000 200,000 13.4% 2027 - - - - 250,000 250,000 16.8% $ 4,519 $ 81,916 $ 151,000 $ 300,000 $ 950,000 $ 1,487,435 100.0% Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 85 9,643,911 94.5% Encumbered properties 4 560,163 5.5% 89 10,204,074 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,401,000 94.2% Secured principal debt 86,435 5.8% Total Principal Debt $ 1,487,435 100.0% (1) Does not include extension options available to ROIC. - 8 -

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended June 30, 2019

(unaudited, in thousands, except per share amounts)

	06/30/19	03/31/19	12/31/18	09/30/18	06/30/18
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.1x	3.4x	3.4x	3.3x	3.1x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.1x	3.3x	3.4x	3.2x	3.1x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.5x	7.3x	7.1x	7.2x	7.7x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	7.2x	7.1x	7.2x	7.2x	7.6x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	41.0%	40.5%	42.9%	38.7%	39.3%
Total principal debt/total equity market capitalization	69.4%	68.2%	75.2%	63.2%	64.8%
Total principal debt/total book assets	50.1%	49.4%	49.7%	48.9%	50.4%
Total principal debt/undepreciated book value	44.7%	44.3%	44.8%	44.3%	46.0%
Secured principal debt/undepreciated book value	2.6%	2.6%	2.6%	2.6%	2.9%
Market capitalization calculations, at period end:					
Common shares outstanding	113,681	113,681	113,441	113,431	112,165
Operating partnership units (OP units) outstanding	11,407	11,407	11,477	11,574	11,648
Common stock price per share	$ 17.13	$ 17.34	$ 15.88	$ 18.67	$ 19.16
Total equity market capitalization	$ 2,142,752	$ 2,169,021	$ 1,983,698	$ 2,333,843	$ 2,372,268
Total principal debt	1,487,435	1,478,570	1,492,708	1,473,841	1,537,827
TOTAL MARKET CAPITALIZATION	$ 3,630,187	$ 3,647,591	$ 3,476,406	$ 3,807,684	$ 3,910,095
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	46.5%	46.1%	46.6%	46.2%	47.9%
Total secured debt to total assets not to exceed 40%	2.8%	2.8%	2.8%	2.8%	3.1%
Total unencumbered assets to total unsecured debt not to be less than 150%	215.5%	217.7%	215.0%	217.2%	207.6%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.3x	3.3x	3.3x	3.4x	3.5x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Property Acquisitions and Dispositions Quarter Ended June 30, 2019 (dollars in thousands) Dispositions Date Owned Shopping Centers Location Sold Sales Amount GLA 1Q 2019 Vancouver Market Center Vancouver, WA 02/15/19 $ 17,000 118,385 2Q 2019 Norwood Shopping Center Sacramento, CA 05/01/19 $ 13,500 85,706 Total 2019 Dispositions $ 30,500 204,091 - 10 -

Supplemental Disclosure
Quarter Ended June 30, 2019

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Los Angeles metro area								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	$ 1,812	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	97.4%	2,411	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	100.0%	3,026	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	97.4%	1,890	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	95.8%	1,349	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,214	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	96.4%	2,271	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,486	97.3%	3,802	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,401	100.0%	2,688	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.7%	13,089	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[2], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	95.5%	2,021	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	100.0%	2,422	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	89.8%	2,511	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	99.7%	4,673	Sprouts Market, Kroger (Ralph's) Supermarket [2], Rite Aid Pharmacy [2]
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	86.2%	2,046	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	97.7%	1,784	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	95.5%	3,225	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,448	91.0%	4,763	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	95.2%	1,268	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	94.7%	3,460	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,716**	**97.0%**	**$ 62,725**	
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	93.4%	$ 2,101	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,837	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	96.3%	2,855	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	100.0%	2,070	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	98.6%	1,809	AA Supermarket, Ross Dress For Less
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	97.2%	4,342	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%	2,477	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	98.2%	3,330	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	98.7%	3,021	Smart & Final Extra Supermarket
Orange Country metro area total					**1,085,297**	**97.9%**	**$ 23,842**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	176,001	89.0%	$ 3,099	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,012	100.0%	2,619	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,477	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	99.9%	2,040	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	945	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%	3,174	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	97.1%	3,045	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**687,250**	**96.6%**	**$ 16,399**	
Southern California Totals					**4,714,263**	**97.2%**	**$ 102,966**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 2Q 2019.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure
Quarter Ended June 30, 2019

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	135,962	97.8%		2,727	SaveMart (Lucky) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	97.6%		2,148	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%		2,372	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		554	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	124,306	98.4%		2,726	Grocery Outlet Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,336	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	98.8%		2,402	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	96.6%		2,339	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,644	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,224	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	100.0%		2,772	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	62,007	100.0%		2,338	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	87.9%		946	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	98.0%		1,657	REI, Cost Plus World Market
Monta Loma Plaza	*	Mountain View	CA	09/19/17	48,078	100.0%		1,469	Safeway Supermarket
San Francisco metro area total					**1,291,324**	**98.7%**	**$**	**31,125**	
Sacramento metro area									
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,514	86.9%	$	2,573	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	97.5%		2,263	Raleys Supermarket
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	85.8%		935	CVS Pharmacy
Sacramento metro area total					**389,601**	**89.5%**	**$**	**5,771**	
Northern California Totals					**1,680,925**	**96.6%**	**$**	**36,896**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 2Q 2019.

- 12 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure
Quarter Ended June 30, 2019

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$	838	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,475	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%		2,459	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%		1,870	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%		1,964	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	93.8%		2,489	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	100.0%		1,762	Central Supermarket, Marshall's, Pier 1
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	98.5%		2,778	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	475,413	99.5%		10,700	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%		3,318	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,560	100.0%		2,600	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	108,377	100.0%		2,264	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%		2,817	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	95.8%		876	Kroger (QFC) Supermarket
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0%		1,030	Thriftway Supermarket
Seattle metro area total					**1,942,705**	**99.3%**	**$**	**39,930**	
Portland metro area									
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	97.8%	$	3,647	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	93.4%		1,709	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%		1,767	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	98.4%		1,727	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%		1,281	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%		1,380	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%		2,583	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%		1,066	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%		2,034	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	100.0%		2,843	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%		1,484	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%		1,577	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%		2,269	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%		829	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	121,904	100.0%		1,985	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0%		2,209	Kroger (QFC) Supermarket
King City Plaza		King City	OR	05/18/18	62,676	100.0%		984	Grocery Outlet Supermarket
Portland metro area total					**1,755,503**	**99.5%**	**$**	**31,374**	
Pacific Northwest Totals					**3,698,208**	**99.4%**	**$**	**71,304**	
TOTAL SHOPPING CENTERS					**10,093,396**	**97.9%**	**$**	**211,166**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

Note: Property Portfolio excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

*Denotes properties in same center pool for 2Q 2019.

- 13 -

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended June 30, 2019

(unaudited, dollars in thousands)

	Three Months Ended				Six Months Ended			
	06/30/19	06/30/18	$ Change	% Change	06/30/19	06/30/18	$ Change	% Change
Number of shopping centers included in same-center analysis [1]	87	87			86	86		
Same-center occupancy	97.9%	97.5%		0.4%	97.9%	97.5%		0.4%
REVENUES:								
Base rents	$ 51,017	$ 48,921	$ 2,096	4.3%	$ 100,935	$ 96,948	$ 3,987	4.1%
Percentage rent	46	88	(42)	(47.7%)	130	196	(66)	(33.7%)
Recoveries from tenants	16,495	16,027	468	2.9%	33,141	31,602	1,539	4.9%
Other property income	846	812	34	4.2%	1,440	1,283	157	12.2%
Bad debt [2]	(297)	-	(297)	N/A	(913)	-	(913)	N/A
TOTAL REVENUES	68,107	65,848	2,259	3.4%	134,733	130,029	4,704	3.6%
OPERATING EXPENSES:								
Property operating expenses	11,139	10,689	450	4.2%	21,925	20,706	1,219	5.9%
Bad debt [2]	-	228	(228)	N/A	-	313	(313)	N/A
Property taxes	7,677	7,810	(133)	(1.7)%	15,600	15,374	226	1.5%
TOTAL OPERATING EXPENSES	18,816	18,727	89	0.5%	37,525	36,393	1,132	3.1%
SAME-CENTER CASH NET OPERATING INCOME	**$ 49,291**	**$ 47,121**	**$ 2,170**	**4.6%**	**$ 97,208**	**$ 93,636**	**$ 3,572**	**3.8%**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	06/30/19	06/30/18	06/30/19	06/30/18
GAAP Operating Income	$ 23,951	$ 23,815	$ 54,213	$ 51,096
Depreciation and amortization	24,443	25,331	49,204	50,548
General and administrative expenses	4,950	3,990	9,226	7,521
Other expense	1,224	274	1,317	343
Gain on sale of real estate	(180)	-	(2,818)	-
Straight-line rent	(546)	(1,410)	(1,726)	(2,881)
Amortization of above- and below-market rent	(3,460)	(3,143)	(9,938)	(7,218)
Property revenues and other expenses [3]	43	113	237	135
TOTAL COMPANY CASH NET OPERATING INCOME	50,425	48,970	99,715	99,544
Non Same-Center Cash NOI	(1,134)	(1,849)	(2,507)	(5,908)
SAME-CENTER CASH NET OPERATING INCOME	**$ 49,291**	**$ 47,121**	**$ 97,208**	**$ 93,636**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) In connection with the adoption of the lease accounting standard ASU No. 2016-2, effective January 1, 2019, bad debt is now classified as an offset to revenue instead of being included in operating expenses.
(3) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.
Note: Analysis excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

- 14 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Top Ten Tenants Quarter Ended June 30, 2019 (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,600 9.6% $ 11,774 5.6% 2 Kroger Supermarkets 12 511,240 5.2% 7,500 3.5% 3 Rite Aid Pharmacy 12 232,586 2.4% 3,060 1.4% 4 JP Morgan Chase 21 95,163 1.0% 2,999 1.4% 5 Marshall's / TJMaxx 6 178,195 1.8% 2,819 1.3% 6 SaveMart Supermarkets 4 187,639 1.9% 2,813 1.3% 7 Sprouts Markets 4 159,163 1.6% 2,747 1.3% 8 Ross Dress For Less / dd's Discounts 7 191,703 1.9% 2,655 1.3% 9 Trader Joe's 8 96,714 1.0% 2,588 1.2% 10 H-Mart Supermarkets 3 147,040 1.5% 2,400 1.1% Top 10 Tenants Total 96 2,751,043 27.9% $ 41,355 19.4% Other Tenants 1,858 7,135,673 72.1% 170,332 80.6% Total Portfolio 1,954 9,886,716 100.0% $ 211,687 100.0% - 15 -

Lease Expiration Schedule

Supplemental Disclosure
Quarter Ended June 30, 2019

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	3	74,255	0.8%	$ 1,089	0.5%	$ 14.67
2020	11	408,063	4.1%	4,234	2.0%	10.37
2021	14	425,104	4.3%	5,095	2.4%	11.99
2022	18	530,799	5.4%	7,055	3.3%	13.29
2023	26	836,758	8.5%	13,312	6.3%	15.91
2024	16	595,384	6.0%	9,523	4.5%	15.99
2025	12	396,260	4.0%	5,517	2.6%	13.92
2026	9	336,444	3.4%	4,707	2.2%	13.99
2027	8	212,350	2.1%	3,336	1.6%	15.71
2028	14	514,446	5.2%	9,342	4.4%	18.16
2029+	29	1,110,598	11.2%	17,185	8.2%	15.47
	160	5,440,461	55.0%	$ 80,395	38.0%	$ 14.78

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	95	187,439	1.9%	$ 4,881	2.3%	$ 26.04
2020	265	566,486	5.7%	16,170	7.6%	28.55
2021	296	613,573	6.2%	18,382	8.7%	29.96
2022	290	650,201	6.6%	19,617	9.3%	30.17
2023	267	627,130	6.3%	19,438	9.2%	30.99
2024	233	586,049	5.9%	17,263	8.1%	29.46
2025	76	241,441	2.4%	6,594	3.1%	27.31
2026	66	204,044	2.1%	6,067	2.9%	29.73
2027	57	191,667	1.9%	5,532	2.6%	28.86
2028	58	186,807	2.0%	6,422	3.0%	34.38
2029+	91	391,418	4.0%	10,926	5.2%	27.91
	1,794	4,446,255	45.0%	$ 131,292	62.0%	$ 29.53

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	98	261,694	2.7%	$ 5,970	2.8%	$ 22.82
2020	276	974,549	9.8%	20,404	9.6%	20.94
2021	310	1,038,677	10.5%	23,477	11.1%	22.60
2022	308	1,181,000	12.0%	26,672	12.6%	22.58
2023	293	1,463,888	14.8%	32,750	15.5%	22.37
2024	249	1,181,433	11.9%	26,786	12.6%	22.67
2025	88	637,701	6.4%	12,111	5.7%	18.99
2026	75	540,488	5.5%	10,774	5.1%	19.93
2027	65	404,017	4.0%	8,868	4.2%	21.95
2028	72	701,253	7.2%	15,764	7.4%	22.48
2029+	120	1,502,016	15.2%	28,111	13.4%	18.72
	1,954	9,886,716	100.0%	$ 211,687	100.0%	$ 21.41

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

Leasing Summary

Supplemental Disclosure
Quarter Ended June 30, 2019

	For the Three Months Ended June 30, 2019			For the Six Months Ended June 30, 2019		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	26	1	27	53	1	54
Gross Leasable Area (sq. ft.)	66,597	21,440	88,037	139,500	21,440	160,940
Initial Base Rent ($/sq. ft.) (1)	$ 23.14	$ 16.50	$ 21.52	$ 25.80	$ 16.50	$ 24.56
Tenant Improvements ($/sq. ft.)	$ 3.04	$ -	$ 2.30	$ 3.36	$ -	$ 2.91
Leasing Commissions ($/sq. ft.)	$ 2.63	$ 5.00	$ 3.20	$ 2.70	$ 5.00	$ 3.01
Weighted Average Lease Term (Yrs.) (2)	4.6	15.6	7.3	5.9	15.6	7.2
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	54	3	57	131	7	138
Gross Leasable Area (sq. ft.)	114,149	117,295	231,444	243,488	226,710	470,198
Initial Base Rent ($/sq. ft.) (1)	$ 32.47	$ 13.97	$ 23.10	$ 32.60	$ 16.73	$ 24.95
Tenant Improvements ($/sq. ft.)	$ 3.02	$ 2.98	$ 3.00	$ 1.55	$ -	$ 0.81
Leasing Commissions ($/sq. ft.)	$ 0.47	$ -	$ 0.23	$ 0.22	$ -	$ 0.11
Weighted Average Lease Term (Yrs.) (2)	5.9	4.7	5.3	5.3	6.3	5.8
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	80	4	84	184	8	192
Gross Leasable Area (sq. ft.)	180,746	138,735	319,481	382,988	248,150	631,138
Initial Base Rent ($/sq. ft.) (1)	$ 29.03	$ 14.36	$ 22.66	$ 30.12	$ 16.71	$ 24.85
Tenant Improvements ($/sq. ft.)	$ 3.03	$ 2.52	$ 2.81	$ 2.21	$ 2.20	$ 2.21
Leasing Commissions ($/sq. ft.)	$ 1.26	$ 0.77	$ 1.05	$ 1.12	$ 0.43	$ 0.85
Weighted Average Lease Term (Yrs.) (2)	5.4	6.4	5.8	5.5	7.1	6.1

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure
Quarter Ended June 30, 2019

Same-Space Comparative Leasing Summary

	For the Three Months Ended June 30, 2019			For the Six Months Ended June 30, 2019		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	16	1	17	35	1	36
Comparative GLA (sq. ft.) (1)	30,157	21,440	51,597	69,916	21,440	91,356
Prior Base Rent ($/sq. ft.) (2)	$ 33.42	$ 4.56	$ 21.43	$ 27.91	$ 4.56	$ 22.43
Initial Base Rent ($/sq. ft.)	$ 34.95	$ 16.50	$ 27.28	$ 32.71	$ 16.50	$ 28.91
Percentage Change in Base Rents	4.6%	261.8%	27.3%	17.2%	261.8%	28.9%
Tenant Improvements ($/sq. ft.)	$ 2.07	$ -	$ 1.21	$ 3.61	$ -	$ 2.76
Leasing Commissions ($/sq. ft.)	$ 3.27	$ 5.00	$ 3.99	$ 3.90	$ 5.00	$ 4.16
Weighted Average Lease Term (Yrs.) (3)	5.6	15.6	9.7	6.6	15.6	8.7

Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	54	3	57	131	7	138
Comparative GLA (sq. ft.)	114,149	117,295	231,444	243,488	226,710	470,198
Prior Base Rent ($/sq. ft.) (2)	$ 28.99	$ 12.94	$ 20.86	$ 29.80	$ 14.34	$ 22.35
Initial Base Rent ($/sq. ft.)	$ 32.47	$ 13.97	$ 23.10	$ 32.60	$ 16.73	$ 24.95
Percentage Change in Base Rents	12.0%	8.0%	10.7%	9.4%	16.7%	11.6%
Tenant Improvements ($/sq. ft.)	$ 3.02	$ 2.98	$ 3.00	$ 1.55	$ 2.41	$ 1.97
Leasing Commissions ($/sq. ft.)	$ 0.47	$ -	$ 0.23	$ 0.22	$ -	$ 0.11
Weighted Average Lease Term (Yrs.) (3)	5.9	4.7	5.3	5.3	6.3	5.8

Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	70	4	74	166	8	174
Comparative GLA (sq. ft.) (1)	144,306	138,735	283,041	313,404	248,150	561,554
Prior Base Rent ($/sq. ft.) (2)	$ 29.92	$ 11.65	$ 20.96	$ 29.38	$ 13.50	$ 22.36
Initial Base Rent ($/sq. ft.)	$ 32.99	$ 14.36	$ 23.86	$ 32.63	$ 16.71	$ 25.59
Percentage Change in Base Rents	10.3%	23.3%	13.8%	11.0%	23.8%	14.5%
Tenant Improvements ($/sq. ft.)	$ 2.82	$ 2.52	$ 2.68	$ 2.01	$ 2.20	$ 2.10
Leasing Commissions ($/sq. ft.)	$ 1.05	$ 0.77	$ 0.92	$ 1.04	$ 0.43	$ 0.77
Weighted Average Lease Term (Yrs.) (3)	5.8	6.4	6.1	5.6	7.1	6.3

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 18 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Leased vs. Billed Summary Quarter Ended June 30, 2019 (dollars in thousands) 06/30/19 03/31/19 % leased at beginning of quarter 97.8% 97.7% % billed at beginning of quarter 95.2% 94.9% ABR of new leases signed/not yet commenced - at beginning of quarter $ 6,520 $ 6,804 less: ABR of new leases commenced during quarter (1,872) (2,010) plus: ABR of new leases signed during quarter 1,599 1,726 ABR of new leases signed/not yet commenced - at end of quarter $ 6,247 $ 6,520 % leased at end of quarter 97.9% 97.8% % billed at end of quarter 95.3% 95.2% ABR of new leases commenced during quarter - actual cash received $ 371 $ 283 - 19 -

Supplemental Disclosure Investor Information Quarter Ended June 30, 2019 Retail Opportunity Investments Corp. www.roireit.net Investor Relations: Transfer Agent: NASDAQ: ROIC Carol Merriman Constance Adams 11250 El Camino Real, Suite 200 cmerriman@roireit.net ComputerShare San Diego, CA 92130 858.255.7426 constance.adams@computershare.com Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal Jeremy Metz 212.885.4053 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. Barry Oxford 212.240.9871 Green Street Vince Tibone 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Jonathan Petersen 212.284.1705 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Jeff Donnelly 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Dilara Sukhov 212.553.1438 S&P Global Ratings Michael Souers 212.438.2508 - 20 -